Capital management	12 Months Ended
Dec. 31, 2017
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Capital management
5.	Capital management

The equity capital of the Group was formed by injecting shares of its operating subsidiaries into Mechel PAO. This together with obtaining profits allowed the Group to raise debt to finance major investment projects as well as to acquire new companies. Although it has always been the Group’s priority to create and grow the shareholders’ value, during the past several years, the Group has become more focused on managing its debt, which has been the major source for expansion and growth.

Metals and mining industry is known for its capital intensive investment cycle requiring secure long-term financing. In 2012-2015, high price volatility on the coal seaborne market and metal market resulted in the decrease in the Group’s operating profit and impairments of non-current assets. Devaluation of the national currency (Russian ruble) affected the amount of foreign exchange losses and increase in cost of financing on local and foreign debt markets. These facts became the major reason for the losses incurred by the Group in the past and resulted in a negative equity. At the meantime the amount of the total Group’s debt denominated in U.S. dollar decreased from $2,963 million (RUB 96,989 million at exchange rate as of December 31, 2013) at the end of 2013 to $1,772 million (RUB 102,040 million at exchange rate as of December 31, 2017) at the end of 2017, which is a result of partial repayment of U.S. dollar-denominated debt and conversion of U.S. dollar-denominated debt into RUB-denominated loans during the restructuring process.

Given current economic circumstances and the amount of debt, the Group’s primary objective is to focus on resolving the debt issues through a long-term restructuring of the loan portfolio and bringing down both cost of financing and actual interest payments as well as use of all available free cash flow for repayment of debt. The Group’s long-term policy is to maintain a strong capital base to maintain investor, creditor and market confidence and to ensure sustainable future development of the business. The Group’s management constantly monitors profitability and leverage ratios. The Group’s capital management has always been based on a number of covenants, of which ‘Net Debt to EBITDA’ and ‘EBITDA to Net Interest Expense’ are the main indicators the management uses for control. The level of dividends is monitored by the Board of Directors of the Group.

The Group was required to comply with the following ratios under the most significant loan agreements as of December 31, 2017:

Restrictive covenant	Requirement	Actual as of December 31, 2017
Mechel’s EBITDA to Net Interest Expense	Shall not be less than 1.50:1.0	1.78:1.0
Mechel’s EBITDA to Consolidated Financial Expense	Shall not be less than 1.50:1.0	1.86:1.0
Mechel’s Net Debt to EBITDA	Not exceed 8.0:1.0	6.35:1.0
Mechel’s Total Debt to EBITDA	Not exceed 5.5:1.0	6.07:1.0
Mechel’s Cash flow from operating activities to EBITDA	Shall not be less than 0.8:1.0	0.78:1.0
Mechel’s EBITDA to Revenue	Shall not be less than 0.2:1.0	0.27:1.0

The Group was required to comply with the following ratios under the most significant loan agreements as of December 31, 2016[1]:

Restrictive covenant	Requirement	Actual as of December 31, 2016
Mechel’s EBITDA to Net Interest Expense	Shall not be less than 1.25:1.0	1.36:1.0
Mechel’s EBITDA to Consolidated Financial Expense	Shall not be less than 1.25:1.0	1.28:1.0
Mechel’s Net Debt to EBITDA	Shall not exceed 9.00:1.0	7.18:1.0
Mechel’s Total Debt to EBITDA	Shall not exceed 7.50:1.0	7.48:1.0

[1]	Detailed information in respect of restrictive covenant calculations is presented in Note 11.1.

In 2012-2015, following a sudden fall of the commodity markets the Group violated most of such covenants and defaulted on major credit facilities of interest and debt payments. Limited free cash flow available for debt service forced the Group to start negotiations with creditors about review of schedule of the debt maturity profile. Current restructuring arrangements with major creditors are aimed at rescheduling repayment of principal, gradual amortisation and decrease in interest payments by partial capitalization.

Cost of debt is also important for the Group’s capital management. Throughout the restructuring process, the Group changed the floating interest rates dependent on the Russian money market (Mosprime rate) to the key rate of the Central Bank of Russia, which is less volatile and better represents the cost of funds for the local banks set by the Central Bank of Russia. The management believes that it will allow the Group to avoid sudden splashes in the cost of debt due to temporary demand/supply fluctuations. In 2016, under the restructuring agreements, the outstanding balance of U.S. dollar-denominated long-term loans was partially converted from U.S. dollar into Russian ruble, which will allow to reduce the cost of foreign currency fluctuations. On the foreign currency indebtedness, the Group’s finance cost is based on the floating LIBOR/EURIBOR, which remains comparatively low. In September 2017, Vnesheconombank and the Group signed a loan agreement which provided an extention of the debt’s maturity until the second quarter of 2022. In December 2017, the Group has obtained consent of more than 75% by value and the majority in number of the pre-export facility participants to implement the restructuring of such facilities.

The main goal for the Group is to achieve long-term restructuring of the loan portfolio with a grace period for repayment of debts and gradual decrease in debt balance, which will permit to restore working capital, improve efficiency of operations and provide ability to sustain full service of debt in accordance with newly agreed repayment schedules as well as use of all available free cash flow for repayment of debt through cash sweep mechanism, which stipulates that all available cash flow above agreed minimum level shall be used for earlier repayment of debts to major creditors.

In June 2016, a 49% stake in the Elga coal complex (OOO Elgaugol, Elga-road OOO and Mecheltrans Vostok OOO) was sold to Gazprombank by exercising an option held by Gazprombank for a total consideration of RUB 34,300 million. All proceeds received from the sale of the shares were used for repayment of the Group’s debt re-assigned from Sberbank to Gazprombank, and to repay overdue payment to Sberbank. Simultaneously with the sale of a 49% stake, a put option in respect of this stake was granted to Gazprombank (see Note 6).

The objectives, policies and processes for managing capital during the years ended December 31, 2017 and 2016 were not changed.